Van Kampen High Yield Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2004 - March 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  The   11/15    -     $99.71 $350,00  1,865,    0.53%  0.64%   Citigr  Citigr
Interp   /04                   0,000     000                     oup,     oup
 ublic                                                          JPMorg
 Group                                                           an,
  of                                                             UBS
Compan                                                          Invest
  ies                                                            ment
                                                                Bank,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey
Warner  1/13/    -     $100.0 $600,00  3,295,    0.55%  0.37%   Credit  Credit
Chilco    05             0     0,000     000                    Suisse  Suisse
  tt                                                            First    First
Corpor                                                          Boston  Boston
 ation                                                            ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                  JP
                                                                Morgan
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                Citigr
                                                                 oup,
                                                                Morgan
Noveli  1/28/    -     $100.0 $1,400,  3,970,    0.28%  0.44%   Stanle  Citigr
s Inc.    05             0    000,000    000                    y, UBS    oup
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                HSBC,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                  SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                NatCit
                                                                  y
                                                                Invest
                                                                ments,
                                                                 Inc.